                                                                   EXHIBIT 10.20

Judith Abitbol                      Northern Telecom                         Tel 514 956-3149
Research & OEM Contract Manager     9300 Trans Canada Highway                Fax 514 956-3219
Transport Networks                  St. Laurent, Quebec Canada H4S 1K5


                                                 NORTEL
                                                 NORTHERN TELECOM

Frank Grenon
Chief Executive Officer
Innova Corporation
3325 South 116th Street
Seattle, Washington
98168 USA

June 25, 1997.

SUBJECT: HEADS OF AGREEMENT; EXTENSION
--------------------------------------

Dear Sir,

This letter is to confirm that Innova Corporation and Northern Telecom Limited have agreed to extend the Heads of Agreement signed between the parties on December 13, 1996 to August 15, 1997.

The signatures below indicate the agreement of the parties with the content of this letter.

Thank you,

/s/ Judith Abitol

Judith Abitbol


NORTHERN TELECOM LIMITED                     INNOVA CORPORATION


/s/ Gilles Dupuis                            /s/ Frank Grenon
----------------------------                 -------------------------------

Director Radio Program Management & NPI

Date:       97-06-26                         Date:  June 30, 1997
      -------------------                          ----------------

cc:   P.Boivin          Nortel CCM
      W.Silverman       Nortel St-Laurent
      G.Dupuis          Nortel St-Laurent
      B.Neuschwander    Nortel St.-Laurent
      C.Pallemaerts     Innova Corporation